1996 ANNUAL REPORT
--------------------------------------------------------------------------------


                        [Adams Express Company Logo](TM)


                            BUILDING FOR THE FUTURE
                           WITH SOLID INVESTMENTS(R)

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------

Board of Directors (with their principal affiliations)                      Officers

Enrique R. Arzac(3,4)                 Augustine R. Marusi(1,3)              Douglas G. Ober
Professor of Finance                  Chairman Emeritus                     Chairman and
and Economics                         Borden Inc.                           Chief Executive Officer
Columbia University
                                      W. Perry Neff(1,4)                    Joseph M. Truta
Leigh Carter(1,3)                     Retired Executive Vice President      President
Retired President                     Chemical Bank
The BFGoodrich Co.                                                          Richard F. Koloski
                                      Douglas G. Ober(1)                    Executive Vice President
Allan Comrie(2,4)                     Chairman of the Company
Retired President of                                                        Joan E. Sinclair
U.S. & Foreign                        Landon Peters(1,3)                    Vice President--Research
Securities Corporation                Private Investor
                                                                            Richard B. Tumolo
Daniel E. Emerson(1,3)                John J. Roberts                       Vice President--Research
Retired Executive Vice President      Vice Chairman, American
NYNEX Corporation                     International Group, Inc.             Simeon F. Wooten, III
                                                                            Vice President--Research
Thomas H. Lenagh(2,4)                 Robert J.M. Wilson(1,2)
Financial Advisor                     Retired President of the Company      J.G. Whitney
                                      and Petroleum & Resources             Vice President and Secretary
W.D. MacCallan(2,4)                   Corporation
Retired Chairman of the Company                                             Maureen A. Jones
and Petroleum & Resources                                                   Treasurer
Corporation
                                                                            R.M. Carlsson
                                                                            Assistant Treasurer

                                                                            Geraldine H. Stegner
                                                                            Assistant Secretary

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

THE ADAMS EXPRESS COMPANY
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
ADX
Listed
NYSE
THE NEW YORK STOCK EXCHANGE

(Recycled logo) Printed on Recycled Paper

                                1996 AT A GLANCE
--------------------------------------------------------------------------------


The Company                                                Stock Data
(bullet) a closed-end equity investment company            NYSE Symbol                               ADX
(bullet) objectives:     preservation of capital           Market Price as of 12/31/96           $19 3/4
                         reasonable income                 Discount                                16.7%
                         opportunity for capital gain      52-Week Range                 $21 1/8-$17 3/4
(bullet) internally-managed                                Shares Outstanding                 48,036,528
(bullet) low expense ratio
(bullet) low turnover


Summary Financial Information                   Year Ended December 31
                                                 1996            1995
--------------------------------------------------------------------------------
Net asset value per share              $        23.71          $       21.36
Total net assets                        1,138,760,396            986,230,914
Unrealized appreciation                   422,449,125            309,089,749
Net investment income                      24,237,044             22,394,045
Total realized gain                        57,853,036             50,917,119
Total return (based on market value)            16.4%                  29.5%
Total return (based on net asset value)         20.1%                  29.9%
Expense ratio                                   0.34%                  0.46%
--------------------------------------------------------------------------------

1996 Dividends and Distributions

                                      Amount
Paid                               (per share)             Type
--------------------------------------------------------------------------------
March 1, 1996                         $0.03          Short-term capital gain
March 1, 1996                          0.09          Investment income
June 1, 1996                           0.12          Investment income
September 1, 1996                      0.12          Investment income
December 27, 1996                      1.06          Long-term capital gain
December 27, 1996                      0.11          Short-term capital gain
December 27, 1996                      0.19          Investment income
--------------------------------------------------------------------------------
                                      $1.72
================================================================================

1997 Annual Meeting of Stockholders

Location: Hotel Nikko, San Francisco, California
Date: March 25, 1997
Holders of Record: February 11, 1997

                                PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Ten Largest Portfolio Holdings (12/31/96)

                                           Market Value    % of Net Assets
                                           ------------    ---------------
Petroleum & Resources Corporation*         $ 39,808,558          3.5%
General Electric Co.                         34,606,250          3.0%
American International Group                 19,485,000          1.7%
Duracell International Inc.                  18,516,875          1.6%
Minnesota Mining & Manufacturing Co.         16,600,000          1.5%
Kimberly-Clark Corp.                         16,192,500          1.4%
Solectron Corp.                              16,012,500          1.4%
Elan Corp., plc ADR                          15,295,000          1.4%
Campbell Soup Co.                            15,247,500          1.3%
Rockwell International Corp.                 15,218,750          1.3%
                                           ------------         -----
  Total                                    $206,982,933         18.1%
* Non-controlled affiliate




Sector Weightings (12/31/96)

[Graph appears here--plot points are listed below]

                             LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------

We are pleased to submit the financial statements of the Company for the year ended December 31, 1996. In addition, there is a schedule of investments, a list of principal changes in portfolio securities during the fourth quarter and the report of the independent accountants. Certain historical financial statistics are also listed, including a record of the Company's income dividends and capital gain distributions for the last fifteen years.

The Year in Review

The U. S. economy grew at a moderate pace in 1996 for the second year in a row with the strength experienced in sectors such as technology and energy largely offset by weakness in other areas, notably paper and steel. After a relatively slow start, the economy picked up steam in the second quarter as some inventory buildup occurred. The third quarter was characterized by a slowdown in consumer spending, which immediately kicked off efforts to cut inventories through reduced production.

Consumer spending remained anemic during the summer and into the fall. Retailer hopes for a strong holiday selling season appeared borne out in the first week following Thanksgiving, but the final sales figures have shown only a modest increase from the dismal holiday season of 1995. Despite solid income growth, there has been a propensity to save rather than spend. With the consumer responsible for approximately two thirds of economic activity, much growth is unlikely if spending does not improve.

On the industrial side of the economy, a great many corporations have restructured or reorganized to such an extent that their gross and operating profit margins are substantially higher than they were earlier in this business cycle. Therefore, profit levels have remained strong or grown despite modest growth in revenues. Overall profit growth slowed measurably in the third quarter of 1996, however, and probably did so again in the final quarter though we have not seen many reports yet. This is one of our major concerns going into 1997. There has also been an increasing amount of merger, acquisition and spinoff activity around the world. As global competition heats up, more and more companies are seeking partners in order to compete effectively or are divesting non-core assets in order to devote their capital to their principal operations.

Financial markets in the United States, after a spurt in February, were rather volatile but directionless until July. Strategists and economists spent much of the time debating whether or not the Federal Reserve Board would act to raise or cut interest rates as a consequence of statistical reports on the condition of the economy. After the report of strong growth in the second quarter there was real concern that the Federal Reserve would raise interest rates to put a damper on growth and the first major setback in financial markets in some time occurred, as stocks fell by nearly 10% in early July. The mini-correction was short-lived, however, with investors hunting for bargains within weeks and the upward trend resuming. In December, the stock market again fell briefly as a result of remarks made by Mr. Greenspan of the Federal Reserve about equity valuations and of concerns about a pullback by foreign buyers of U.S. Treasury securities. Investor demand recovered and the market set a new record high before a final-day setback.

The performance of the portfolio of The Adams Express Company kept pace with the market through the first nine months of the year, as investors showed increasing interest in companies with strong balance sheets, histories of consistent growth, and reasonable expectations for the future. By the end of the third quarter, many of these stocks were fully valued and investors began searching elsewhere for undervalued companies with less certain prospects. Rather than investing in lesser-quality stocks, we chose to add to our positions in stocks already in the portfolio which were not yet fully valued.
By the end of the calendar year, the return on net assets of The Adams Express Company was 20.1% compared to a return of 22.8% for the Standard &Poor's 500. On the basis of market prices, the fund's return was less, at 16.4%, due to the widening of the discount of the market price of Adams Express stock from 13.4% at the beginning of the year to 16.7% at year-end. Our year-end holdings of cash and short-term investments stood at 4.7% of net assets compared to 10.9% of assets a year ago.

Investment Results

At the end of 1996 our net assets were $1,138,760,396 or $23.71 per share on 48,036,528 shares outstanding as compared with $986,230,914 or $21.36 per share on 46,165,517 shares outstanding a year earlier.

Net investment income for the year 1996 was $24,237,044 compared to $22,394,045 for the year 1995. These earnings are equal to $0.52 and $0.50 per share, respectively, on the average number of shares outstanding throughout each year.

Net realized gains amounted to $57,853,036 during the year, while the unrealized appreciation on investments increased from $309,089,749 at December 31, 1995 to $422,449,125 at year end.

Dividends and Distributions

As announced on November 14, 1996, a year-end distribution consisting of investment income of $0.19 and capital gains of $1.17 was made on December 27, 1996, both realized and taxable in 1996. On January 9, 1997 an additional distribution of $0.12 per share was declared payable March 1, 1997, representing the balance of undistributed net investment income and capital gains earned during 1996 and an initial distribution from 1997 net investment income, all taxable to shareholders in 1997.

Outlook For 1997

Economic activity in this country increased slightly in 1996 from the prior year as a result of some monetary stimulus and slightly better exports to the rest of the world. With the absence of either of these influences in 1997, our expectation is that growth will fall back to around 2% and the possibility of a recession occurring is a bit higher. As indicated previously, we do not think corporate profits are likely to grow much in 1997, as most of the benefits of cost-cutting and rationalization have been realized already. With only a few exceptions such as the energy industry, capital spending is not expected to be robust and we are hard pressed to see where much growth is going to come from. The major economies outside of the U.S. seem to be following a similar path, though not necessarily for the same reasons. The more rapidly growing economies, particularly in Asia, are also showing some signs of a slowdown to a more sustainable rate of growth, albeit a higher one than the more developed countries.

Factors that could influence this outlook dramatically are a change in consumer spending to more accurately reflect apparent confidence in the future and activity on the part of the Federal Reserve Board to raise or cut interest rates. The latest survey of consumers has indicated a high level of confidence in the immediate future and some economists have anticipated a surge in spending to reflect that. The markdowns taken by retailers after the holiday season have stimulated some buying, but we believe it reflects the bargain-hunting mentality that has prevailed for some time. Action by the Fed in order to either restrain or stimulate the economy, while not having an immediate effect, would certainly see a rapid response in the financial markets. The sensitivity of the stock market to anticipated Fed action or to remarks by Mr. Greenspan was apparent throughout 1996. Should there be evidence of higher inflation in the economy, quick action is likely in order to bring it back to a low level, whether the economy is growing more rapidly or not. This would have a major negative effect on the market. On the other hand, if growth subsides further and inflation is benign, we might expect some stimulus from the Fed and a better market. We do not expect either of these to occur; the most optimistic scenario would be a year of single digit returns, with a decline in the market a more likely outcome. Whether this would take the form of a sharp correction or a more gradual decline is not of great significance to long-term investors such as ourselves, but our portfolio is in excellent condition to perform well in such an environment.

The proxy statement for the Annual Meeting of Stockholders to be held in San Francisco, California on March 25, 1997 will be mailed on or about February 13, 1997 to holders of record on February 11, 1997.

By order of the Board of Directors,


/s/ Douglas G. Ober
_________________________
Douglas G. Ober,
Chairman and Chief Executive Officer


/s/ Joseph M. Truta
_________________________
Joseph M. Truta,
President

January 17, 1997

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 1996

Assets
Investments* at value:
        Non-controlled affiliate, Petroleum & Resources Corporation
        (cost $22,153,015)                                           $   39,808,558
        Common stocks and convertible securities
                (cost $638,789,329)                                   1,043,558,641
        Short-term investments (cost $53,526,017)                        53,526,017      $1,136,893,216
-----------------------------------------------------------------------------------
Cash                                                                                             99,486
Receivables:
        Investment securities sold                                                              496,458
        Dividends and interest                                                                2,248,998
Prepaid expenses and other assets                                                             3,368,220
-------------------------------------------------------------------------------------------------------
                        Total Assets                                                      1,143,106,378
-------------------------------------------------------------------------------------------------------

Liabilities
Investment securities purchased                                                               1,931,489
Open option contracts at value (proceeds $543,020)                                              518,750
Accrued expenses                                                                              1,895,743
-------------------------------------------------------------------------------------------------------
                        Total Liabilities                                                     4,345,982
-------------------------------------------------------------------------------------------------------
                        Net Assets                                                       $1,138,760,396
=======================================================================================================

Net Assets
Common Stock at par value $1.00 per share, authorized 75,000,000
  shares; issued and  outstanding  48,036,528  shares                                    $   48,036,528
Additional capital surplus                                                                  661,729,190
Undistributed net investment income                                                           2,173,294
Undistributed net realized gain on investments                                                4,372,259
Unrealized  appreciation on investments                                                     422,449,125
-------------------------------------------------------------------------------------------------------
                        Net Assets Applicable to Common Stock                            $1,138,760,396
=======================================================================================================
                        Net Asset Value Per Share of Common Stock                                $23.71
=======================================================================================================

*See schedule of investments on pages 11 through 15.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                          Year Ended December 31, 1996

Investment Income
        Income:
                Dividends:
                        From unaffiliated issuers                   $ 17,066,585
                        From non-controlled affiliate                  1,168,481
                Interest                                               9,552,347
--------------------------------------------------------------------------------
                                Total income                          27,787,413
--------------------------------------------------------------------------------
        Expenses:
                Investment research                                    1,191,215
                Administration and operations                            649,130
                Directors' fees                                          151,500
                Reports and stockholder communications                   267,185
                Transfer agent, registrar and custodian expenses         404,011
                Auditing services                                         56,434
                Legal services                                           121,200
                Occupancy and other office expenses                      223,931
                Travel, telephone and postage                            148,722
                Other                                                    337,041
--------------------------------------------------------------------------------
                                Total expenses                         3,550,369
--------------------------------------------------------------------------------
                                Net Investment Income                 24,237,044
--------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                          56,569,998
  Net realized gain distributed by regulated investment company
    (non-controlled affiliate)                                         1,283,038
  Change in unrealized appreciation on investments                   113,359,376
--------------------------------------------------------------------------------
                                Net Gain on Investments              171,212,412
--------------------------------------------------------------------------------
Change in Net Assets  Resulting From Operations                     $195,449,456
================================================================================

The accompanying notes are an integral part of the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           For the Year Ended
                                                                                     -------------------------------
                                                                                      Dec. 31, 1996   Dec. 31, 1995
--------------------------------------------------------------------------------------------------------------------
From Operations:
        Net investment income                                                        $   24,237,044    $ 22,394,045
        Net realized gain on investments                                                 57,853,036      50,917,119
        Change in unrealized appreciation on investments                                113,359,376     155,573,255
--------------------------------------------------------------------------------------------------------------------
                                Change in net assets resulting from operations          195,449,456     228,884,419
--------------------------------------------------------------------------------------------------------------------

Dividends to Stockholders From:
        Net investment income                                                           (24,006,069)    (23,082,795)
        Net realized gain from investment transactions                                  (55,398,620)    (50,604,589)
--------------------------------------------------------------------------------------------------------------------
                                Decrease in net assets from distributions               (79,404,689)    (73,687,384)
--------------------------------------------------------------------------------------------------------------------

From Capital Share Transactions:
        Value of common shares issued in payment of optional distributions               36,484,715      32,736,279
--------------------------------------------------------------------------------------------------------------------
                                Total Increase In Net Assets                            152,529,482     187,933,314

Net Assets:
        Beginning of year                                                               986,230,914     798,297,600
--------------------------------------------------------------------------------------------------------------------
        End of year (including undistributed net investment
                income of $2,173,294 and $1,846,967, respectively)                   $1,138,760,396    $986,230,914
====================================================================================================================

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation - Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Options are valued at the last sale price or last quoted asked price.

Affiliated Companies - Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income - Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and
options is  determined on the basis of identified  cost.   Dividend  income  and
distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code
applicable to  regulated  investment   companies. Therefore,  no federal income
tax provision is required. For federal income tax purposes, the identified cost of securities including options, at December 31, 1996 was $714,509,542, and net unrealized appreciation aggregated $422,926,694, of which the related gross unrealized appreciation and depreciation were $436,915,409 and $13,988,715, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

Purchases and  sales  of portfolio securities,   other  than  options  and
short-term investments, during the year ended December 31, 1996 were $229,828,959 and $186,029,588, respectively. Option transactions comprised an insignificant portion of operations during the year ended December 31, 1996. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

On December 27, 1996, the Company issued 1,871,011 shares of its stock at a price of $19.50 per share (market value) to stockholders of record November 25, 1996 who elected to take stock in payment of the distribution from 1996 capital gain and investment income.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the year ended December 31, 1996.

The Company has 10,000,000 unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 1996, 517,250 options were outstanding with exercise prices of $8.770-$18.438 per share. During 1996, the Company granted options, including stock appreciation rights, for 29,551 shares of common stock with an exercise price of $19.625 per share. During the year stock appreciation
rights relating to  73,903  stock  option  shares  were   exercised  at  market
prices between $18.500-$20.375 per share and the stock options relating to these rights which had exercise prices between $9.175-$16.455 per share were cancelled. In addition, stock options and stock appreciation rights relating to 76,723 shares which had exercise prices of $15.255-$17.238, were cancelled during the year ended December 31, 1996. At December 31, 1996, there were outstanding exercisable options to purchase 130,109 common shares
at  $7.5700-$17.2375  per share  and   unexercisable   options  to  purchase
266,066 common shares at $15.255-$19.625 per share. Total compensation expense recognized in 1996 related to the stock options and stock appreciation rights plan was $439,113. At December 31, 1996, there were 913,825 shares available for future option grants.

During  the year ended December  31,  1996,  the  provisions  of  Statement  of
Financial   Accounting Standards   No.  123,   "Accounting   for  Stock  Based
Compensation," became effective. The provisions of this Statement had no significant impact on the financial statements of the Company.

5.  Retirement Plans

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 1996 was $435,513, and consisted of service expense of $175,115, interest expense of $300,549, expected return on plan assets of $705,383, and a net amortization credit of $205,794.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted-average discount rate and the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1996, the accumulated benefit obligation, including vested benefits, was $3,553,626. The fair value of the plan assets was $8,912,506 and the projected benefit obligation for service rendered to date was $4,388,767, which resulted in excess plan assets of $4,523,739. The remaining components of prepaid pension cost at January 1, 1996 included $1,700,630 in unrecognized net gain, $585,217 in unrecognized prior service cost and $747,869 in the remaining portion of the unrecognized net asset existing at January 1, 1987 which is being amortized over 15 years. Prepaid pension cost included in other assets at December 31, 1996 was $3,095,970.

In addition, the Company has a nonqualified unfunded benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at December 31, 1996 for employees and former employees of the Company was $1,697,427. Aggregate remuneration paid or accrued during the year ended December 31, 1996 to officers and directors amounted to $1,721,708.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $539,508 for the year ended December 31, 1996.

7.  Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit, the value of which exceeds the market value of such loaned securities. The Company receives compensation for lending securities in the form of fees. The Company continues to receive dividends on the securities loaned. At December 31, 1996, the value of security loans outstanding was $31,231,200.

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------

Calendar    Market     Cumulative      Cumulative     Total     Total net
 Years      value     market value    market value    market      asset
              of       of capital      of income      value       value
           original      gains         dividends
            shares    distributions     taken in
                        taken in         shares
                         shares
---------------------------------------------------------------------------
1982      $11,172      $ 1,004           $ 873        $13,049    $13,571
1983       11,494        1,751           1,663         14,908     16,071
1984       10,690        2,753           2,217         15,660     16,918
1985       12,458        4,535           3,350         20,343     21,567
1986       12,297        8,648           4,032         24,977     25,480
1987        9,565       10,222           3,954         23,741     25,408
1988        9,484       12,243           4,646         26,373     28,805
1989       10,047       15,468           6,141         31,656     37,177
1990        9,484       16,767           7,040         33,291     37,963
1991       12,217       24,238          10,342         46,797     49,777
1992       12,860       28,420          12,020         53,300     54,579
1993       11,494       28,539          11,769         51,802     57,322
1994       10,050       28,166          11,584         49,800     57,302
1995       11,896       37,088          15,378         64,362     74,311
1996       12,699       43,894          18,200         74,793     89,790

                       Illustration of an assumed 15 year
                             investment of $10,000

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1982-1996. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions.


               [Graph appears here--please see plot points below]

                           Cumulative
                          Market Value       Cumulative
         Market Value    of Shares from     Market Value
         of Original      Capital Gains    of Shares from       Net Asset Value
          Investment     Distributions     Income Dividends     of Total Shares

1982        11,172           12,176            13,049               13,571
1983        11,494           13,245            14,908               16,071
1984        10,690           13,443            15,660               16,918
1985        12,458           16,993            20,343               21,567
1986        12,297           20,945            24,977               25,480
1987         9,565           19,787            23,741               25,408
1988         9,484           21,727            26,373               28,805
1989        10,047           25,515            31,656               37,177
1990         9,484           26,251            33,291               37,963
1991        12,217           36,455            46,797               49,777
1992        12,860           41,280            53,300               54,579
1993        11,494           40,033            51,802               573,22
1994        10,050           38,216            49,800               57,302
1995        11,896           48,984            64,362               74,311
1996        12,699           56,593            74,793               89,790

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   Year Ended December 31
                                                                ----------------------------------------------------------
                                                                   1996        1995        1994         1993        1992
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
        Net asset value, beginning of year                       $21.36      $17.98       $19.78      $20.48      $20.21
--------------------------------------------------------------------------------------------------------------------------
                Net investment income                              0.52        0.50         0.51        0.48        0.46
                Net realized gains and change in unrealized
                        appreciation and other changes             3.55        4.54        (0.71)       1.18        1.43
--------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                           4.07        5.04        (0.20)       1.66        1.89
        Less distributions
                Dividends from net investment income              (0.52)      (0.52)       (0.50)      (0.45)      (0.46)
                Distributions from net realized gains             (1.20)      (1.14)       (1.10)      (1.18)      (1.16)
--------------------------------------------------------------------------------------------------------------------------
        Total distributions                                       (1.72)      (1.66)       (1.60)      (1.63)      (1.62)
        Dilution resulting from the rights offering                   -           -            -       (0.73)      -
        Net asset value, end of year                             $23.71      $21.36       $17.98      $19.78      $20.48
==========================================================================================================================
        Per share market price, end of year                      $19.75      $18.50       $15.625     $17.875     $20.00
--------------------------------------------------------------------------------------------------------------------------
Total Investment Return
        Based on market price                                     16.4%       29.5%        (3.7)%      (2.7)%      14.1%
Ratios/Supplemental Data
        Net assets, end of year (in 000's)                    $1,138,760    $986,231     $798,298    $840,610    $696,925
        Ratio of expenses to average net assets                    0.34%       0.46%        0.33        0.36%       0.49%
        Ratio of net investment income to
          average net assets                                       2.30%       2.51%        2.65%       2.33%       2.30%
        Portfolio turnover                                        19.60%      23.98%       19.23%      21.40%      17.97%
        Average brokerage commission rate                         $0.07          -            -           -           -
        Number of shares outstanding at
          end of year (in 000's)                                  48,037      46,166       44,390      42,498      34,027

                           =========================



             QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                    Shown in thousands of dollars and per common share:

                                                                Three Months Ended
                                -----------------------------------------------------------------------------------

                                March 31, 1996         June 30, 1996       September 30, 1996    December 31, 1996
-------------------------------------------------------------------------------------------------------------------
Total investment income         $ 6,510  $ 0.14       $ 7,615   $0.16        $ 6,768  $0.15       $ 6,894  $ 0.15
Net investment income             5,404    0.12         6,736    0.15          5,632   0.12         6,465    0.13
Net realized gain
   and change in
   unrealized appreciation       36,519    0.79        35,866    0.78         39,581   0.86        59,246    1.28


                                                                Three Months Ended
                                -----------------------------------------------------------------------------------
                                March 31, 1995         June 30, 1995       September 30, 1995    December 31, 1995
-------------------------------------------------------------------------------------------------------------------

Total investment income         $ 6,002  $ 0.14       $ 6,770   $0.15        $ 6,745  $0.15       $ 7,018  $ 0.16
Net investment income             5,056    0.11         5,824    0.13          5,686   0.13         5,828    0.13
Net realized gain
   and change in
   unrealized appreciation       48,689    1.10        51,088    1.15         61,514   1.38        45,199    1.02

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                               December 31, 1996

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
--------------------------------------------------------------------------------------------------------------------
Stocks and Convertible Securities -- 95.1%
   Basic Industries -- 4.4%
      Air Products & Chemicals, Inc.                                                     150,000    $ 10,368,750
      Consolidated Papers, Inc.                                                          100,000       4,912,500
      du Pont (E.I.) de Nemours &Co.                                                     140,000      13,177,500
      Inco Ltd. 7.75% Conv. Debs. due  2016                                           $5,000,000       5,225,000
      Kimberly-Clark Corp.                                                               170,000      16,192,500
                                                                                                    ------------
                                                                                                      49,876,250
                                                                                                    ------------

   Capital Goods-- 11.9%
      Boeing Co.                                                                          99,600      10,607,400
      Caterpillar Inc.                                                                   135,000      10,158,750
      Cemex, S.A. de C.V. 4.25% Conv. Sub. Debs. due 1997(B)                          $4,000,000       3,870,000
      Cooper Industries, Inc. 7.05% Conv. Sub. Debs. due 2015                         $4,540,000       4,812,400
      Deere & Co.                                                                        270,000      10,935,000
      Dover Corp.                                                                         50,000       2,525,000
      Emerson Electric Co.                                                                36,500       3,535,938
      General Electric Co.                                                               350,000      34,606,250
      The BFGoodrich Co.                                                                 110,000       4,455,000
      Granite Construction Inc.                                                          365,000       6,935,000+
      Minnesota Mining & Manufacturing Co.                                               200,000      16,600,000
      Pall Corp.                                                                         450,000      11,531,250
      Rockwell International Corp.                                                       250,000      15,218,750
                                                                                                    ------------
                                                                                                     135,790,738
                                                                                                    ------------

   Consumer -- 15.0%
      Consumer Distribution-- 2.3%
      Borders Group, Inc. (C)                                                            195,000       6,995,625
      Dillard Department Stores, Inc.                                                    200,000       6,175,000
      Home Depot, Inc.                                                                    80,000       4,010,000
      Penney (J.C.) Co., Inc.                                                            180,000       8,775,000
                                                                                                    ------------
                                                                                                      25,955,625
                                                                                                    ------------
      Consumer Services-- 3.5%
      Brinker International, Inc. (C)                                                    345,000       5,520,000
      Cracker Barrel Old Country Store, Inc.                                             350,000       8,881,250+
      McDonald's Corp.                                                                   315,000      14,293,125
      Scandinavian Broadcasting System SA 7.25% Conv. Sub. Debs. due 2005             $3,000,000       2,835,000+
      Time Warner Inc.                                                                   150,000       5,625,000
      US WEST Media Group, Inc. (C)                                                      150,000       2,756,250
                                                                                                    ------------
                                                                                                      39,910,625
                                                                                                    ------------

--------------------------------------------------------------------------------
                               December 31, 1996

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
--------------------------------------------------------------------------------------------------------------------
      Consumer Staples--9.2%
      CPC International Inc.                                                             127,500    $  9,881,250
      Campbell Soup Co.                                                                  190,000      15,247,500
      Coca-Cola Co.                                                                      180,000       9,472,500
      Crown Cork & Seal Co., Inc.                                                        205,000      11,146,875
      Duracell International Inc.                                                        265,000      18,516,875
      Houghton Mifflin Co.                                                               175,400       9,932,025
      International Flavors & Fragrances, Inc.                                           100,000       4,500,000
      Interstate Bakeries Corp.                                                           83,400       4,097,025
      PepsiCo, Inc.                                                                      320,000       9,360,000
      Procter & Gamble Co.                                                               115,000      12,376,875
                                                                                                    ------------
                                                                                                     104,530,925
                                                                                                    ------------

    Energy -- 9.4%
      British Petroleum plc ADR                                                           80,000      11,310,000
      Enron Corp. 6.25% Exch. Notes due 1998                                             411,900       9,885,600
      MCN Corp.                                                                          400,000      11,550,000
      Mobil Corp.                                                                         60,000       7,335,000
      Petroleum & Resources Corporation (D)                                            1,145,570      39,808,558
      Royal Dutch Petroleum Co.                                                           45,000       7,683,750
      Schlumberger Ltd.                                                                   54,200       5,413,225
      Union Pacific Resources Group Inc.                                                 275,102       7,977,958
      Unocal Capital Trust $3.125 Conv. Pfd.                                             111,600       6,319,350+
                                                                                                    ------------
                                                                                                     107,283,441
                                                                                                    ------------

    Financial -- 12.4%
      Banking -- 7.1%
      Associates First Capital Corp.  Ser. A                                              75,000       3,309,375
      Federal Home Loan Mortgage Corp.                                                    90,000       9,933,750
      Investors Financial Services Corp.                                                 231,200       6,415,800+
      Mellon Bank Corp.                                                                  165,000      11,715,000
      National City Corp.                                                                 80,000       3,590,000
      Norwest Corp.                                                                      330,000      14,355,000
      Peoples Heritage Financial Group                                                   237,000       6,636,000+
      Provident Bankshares Corp.                                                         131,250       5,118,750+
      Wachovia Corp.                                                                     210,000      11,865,000
      Wilmington Trust Corp.                                                             210,000       8,295,000+
                                                                                                    ------------
                                                                                                      81,233,675
                                                                                                    ------------
      Insurance -- 5.3%
      AMBAC Inc.                                                                         199,800      13,261,725
      American International Group, Inc.                                                 180,000      19,485,000
      Lincoln National Corp.                                                             140,000       7,350,000
      Reinsurance Group of America, Inc.                                                 199,900       9,420,288
      Salomon Inc. 7.625% Exch. Notes due 1999 (B)                                       375,000      11,343,750
                                                                                                    ------------
                                                                                                      60,860,763
                                                                                                    ------------

--------------------------------------------------------------------------------
                               December 31, 1996

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
--------------------------------------------------------------------------------------------------------------------
    Health Care -- 9.3%
      Drugs -- 4.7%
      Elan Corp., plc ADR (C)                                                            460,000     $15,295,000
      Lilly (Eli) & Co.                                                                  169,200      12,351,600
      Merck & Co., Inc.                                                                  170,000      13,536,250
      SmithKline Beecham plc ADR                                                         180,000      12,240,000
                                                                                                    ------------
                                                                                                      53,422,850
                                                                                                    ------------
      Medical Supplies and Services -- 4.6%
      Abbott Laboratories                                                                290,000      14,717,500
      Allergan, Inc.                                                                     151,300       5,390,063
      Beckman Instruments, Inc.                                                          175,000       6,715,625
      Integrated Health Services, Inc. 5.75% Conv. Sub. Debs. due 2001                $6,675,000       6,441,375
      Integrated Health Services, Inc. 6% Conv. Sub. Debs. due 2003                     $500,000         485,000
      Life Technologies, Inc.                                                            307,500       7,687,500+
      MedPartners Inc. (C)                                                               373,000       7,739,750
      ONCOR, Inc. (C)                                                                    900,000       3,600,000
                                                                                                    ------------
                                                                                                      52,776,813
                                                                                                    ------------

    Technology -- 15.0%
      Communication Equipment  -- 4.2%
      Ericsson (L.M.) Telephone Co. 4.25% Conv. Sub. Debs. due 2000                     $120,000         502,560+
      Ericsson (L.M.) Telephone Co. ADR                                                  440,000      13,282,500+
      Lucent Technologies Inc.                                                            64,816       2,997,740
      Motorola, Inc. LYONs due 2009                                                     $650,000         728,000
      Motorola, Inc.                                                                     160,000       9,800,000
      Nokia Corp. Pfd. ADR                                                               150,000       8,643,750
      Northern Telecom Ltd.                                                              190,000      11,756,250
                                                                                                    ------------
                                                                                                      47,710,800
                                                                                                    ------------
      Computer Related -- 7.2%
      Computer Sciences Corp.(C)                                                         136,000      11,169,000
      DST Systems Inc. (C)                                                               175,000       5,490,625
      Electronic Data Systems Corp.                                                      168,936       7,306,482
      First Data Corp.                                                                   343,980      12,555,270
      Keane, Inc. (C)                                                                    350,000      11,112,500
      QuickResponse Services, Inc. (C)                                                   218,000       6,213,000+
      Sabre Group Holdings, Inc. (C)                                                     425,000      11,846,875
      Sterling Commerce, Inc. (C)                                                        304,657      10,739,159
      Sterling Software, Inc. (C)                                                        185,000       5,850,625
                                                                                                    ------------
                                                                                                      82,283,536
                                                                                                    ------------
      Electronics -- 3.6%
      Intel Corp.                                                                         85,000      11,129,688+
      Itron, Inc. (C)                                                                    226,000       4,011,500+
      Solectron Corp. (C)                                                                300,000      16,012,500
      Verifone, Inc. (C)                                                                 312,500       9,218,750
                                                                                                    ------------
                                                                                                      40,372,438
                                                                                                    ------------

--------------------------------------------------------------------------------
                               December 31, 1996

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
--------------------------------------------------------------------------------------------------------------------
    Transportation -- 3.9%
      AMR Corp. (C)                                                                      57,000      $ 5,023,125
      Delta Air Lines, Inc.                                                             150,071       10,636,282
      Illinois Central Corp.                                                            210,000        6,720,000
      Ryder System, Inc.                                                                500,000       14,062,500
      Union Pacific Corp.                                                               130,000        7,816,250
                                                                                                    ------------
                                                                                                      44,258,157
                                                                                                    ------------

    Utilities -- 13.8%
      Electric And Gas Utilities -- 6.2%
      Black Hills Corp.                                                                 312,700        8,794,688
      CINergy Corp.                                                                     300,000       10,012,500
      DPL Inc.                                                                          400,000        9,700,000
      Empresa Nacional de Electricidad, S.A. ADR                                        150,000       10,500,000
      LG&E Energy Corp.                                                                 400,000        9,800,000
      Public Service Co. of Colo.                                                       210,000        8,163,750
      TECO Energy, Inc.                                                                 300,000        7,237,500
      Washington Gas Light Co.                                                          257,000        5,814,625
                                                                                                    ------------
                                                                                                      70,023,063
                                                                                                    ------------
      Telephone Utilities -- 7.6%
      AT&T Co.                                                                          200,000        8,675,000
      AirTouch Communications (C)                                                       200,000        5,050,000
      Ameritech Corp.                                                                   155,000        9,396,875
      Bell Atlantic Corp.                                                               100,000        6,475,000
      BellSouth Corp.                                                                   220,000        8,910,000
      First Chicago Corp. 5.50% DECS due 1997                                           120,000        1,590,000
      GTE Corp.                                                                         250,000       11,343,750
      LCI International, Inc. (C)                                                       335,000        7,244,375
      MFS Communications Co. (C)                                                        200,000       10,900,000+
      SBC Communications Inc.                                                           200,000       10,375,000
      Tele Danmark A/S ADS                                                              260,000        7,117,500
                                                                                                    ------------
                                                                                                      87,077,500
                                                                                                    ------------
    Total Stocks and Convertible Securities
      (Cost $660,942,344)(E)                                                                       1,083,367,199
                                                                                                    ------------

--------------------------------------------------------------------------------
                               December 31, 1996

                                                                                      Prin. Amt.       Value (A)
--------------------------------------------------------------------------------------------------------------------
   Short-Term Investments -- 4.7%
      Certificates of Deposit -- 1.8%
      Mercantile-Safe Deposit & Trust Co.,  5.45-5.50%, due 1/2/97-1/9/97            $10,000,000    $ 10,000,000
      Wachovia Bank of North Carolina N.A.,  5.37%, due 1/16/97                       10,000,000      10,000,000
                                                                                                    ------------
                                                                                                      20,000,000
                                                                                                    ------------
      Commercial Paper -- 2.9%
      Chevron UK Investment PLC, 5.51%, due 1/23/97                                    9,500,000       9,467,071
      Coca-Cola Co., 6.25%, due 1/2/97                                                 4,380,000       4,378,479
      Ford Motor Credit Corp., 6.00-6.10%, due 1/2/97-1/3/97                           9,400,000       9,397,012
      General Electric Capital Corp., 5.40-5.50%, due 1/16/97-1/30/97                  6,230,000       6,213,315
      USAA Capital Corp., 5.29%, due 1/9/97                                            4,075,000       4,070,140
                                                                                                    ------------
                                                                                                      33,526,017
                                                                                                    ------------
   Total Short-Term Investments
      (Cost $53,526,017)                                                                              53,526,017
                                                                                                    ------------

   Total Investments
      (Cost $714,468,361)                                                                          1,136,893,216
         Cash, receivables and other assets, less liabilities                                          1,867,180
                                                                                                    ------------
   Net Assets-- 100.0%                                                                            $1,138,760,396
================================================================================================================


Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the Toronto Stock Exchange except restricted securities and also those marked (+), which are traded "Over-the-Counter."
(B) Restricted securities (Cemex, S.A. de C.V. 4.25% Conv. Sub. Debs. due 1997, acquired 9/28/94, cost $4,053,999, Salomon Inc. 7.625% Exch. Notes due 1999, acquired 5/8/96, cost $10,017,100).
(C) Presently non-dividend paying.
(D) Non-controlled affiliate.
(E) The aggregate market value of stocks held in escrow at December 31, 1996 covering open call option contracts written was $10,430,000. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $11,275,000.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
                During the Three Months Ended December 31, 1996

                                                                                         Shares
                                                                       --------------------------------------------
                                                                                                           Held
                                                                                                         Dec. 31,
                                                                       Additions        Reductions         1996
-------------------------------------------------------------------------------------------------------------------
Caterpillar Inc.                                                       135,000                           135,000
du Pont (E.I.) de Nemours & Co.                                        140,000                           140,000
First Data Corp.                                                       343,980(1)                        343,980
Investors Financial Services Corp.                                      71,200                           231,200
Itron, Inc.                                                            105,000                           226,000
Keane, Inc.                                                            175,000(2)          95,000        350,000
LG&E Energy Corp.                                                      150,000                           400,000
Lucent Technologies Inc.                                                64,816(3)                         64,816
Pall Corp.                                                             185,000                           450,000
Penney (J.C.) Co., Inc.                                                180,000                           180,000
Public Service Co. of Colo.                                            210,000                           210,000
Sabre Group Holdings, Inc.                                             425,000                           425,000
Solectron Corp.                                                         60,000                           300,000
Sterling Commerce, Inc.                                                310,557(4)          15,900        304,657(5)
Union Pacific Resources Group Inc.                                     110,102(6)                        275,102
American Express Co. 6.25% DECS due 1996                                                  210,000(1)        --
Merck & Co., Inc.                                                                          20,000        170,000
Northern Telecom Ltd.                                                                      25,000        190,000
Texaco Inc.                                                                                15,000           --

------------
(1) Received .819 shares for each share of American Express Co. 6.25% DECS due 1996 and 171,990 shares by stock split.
(2) By stock split.
(3) Received .32408 shares for each share of AT&T Co. held.
(4) Received 1.5926 shares for each share of Sterling Software, Inc. held.
(5) Includes shares previously listed under "Stocks under Accumulation" in the Schedule of Investments.
(6) Received .84694 shares for each share of Union Pacific Corp. held.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of The Adams Express Company:

We have audited the accompanying statement of assets and liabilities of The Adams Express Company, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The Adams Express Company as of December 31, 1996, and the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.

Baltimore, Maryland
January 8, 1997

                   SHAREHOLDER INFO AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

How do I invest in Adams Express?

Adams' common stock is listed on the New York Stock Exchange and the Pacific Stock Exchange. Our stock's ticker symbol is "ADX." Our stock may be bought and sold through registered investment security dealers. Your broker will be happy to assist you in this regard. Once a share of stock is registered in your name, additional stock may be purchased through the Bank of New York's Automatic Dividend Reinvestment Plan (see page 19).

Where do I get information on the stock's price, trading and/or net asset value?

The net asset value per share is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Adams' daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479.

How do I replace a lost certificate(s) or how do Icorrect a spelling error on my certificate?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. To transfer shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Can you send my dividend checks directly to my bank?

Yes, supply either the Company or the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, we cannot electronically transfer funds at this time.)

How often does the Company pay its dividends?

The Company anticipates distributions of 1997 investment income and capital gains as follows:

March 1
-------
Interim 1997 investment income payment including remaining undistributed 1996 investment income and capital gain.

June 1
------
Interim 1997 investment income payment.

September 1
-----------
Interim 1997 investment income payment.

December 27
-----------
The year-end optional distribution approximating the sum of the net capital gain earned through 10/31/97 and the balance of the net investment income expected for 1997.

Additional information on the Company's dividend payments and the Automatic Dividend Reinvestment Plan is set forth on page 19.

Who do I notify of a change of address?

Either the Company or the Transfer Agent.

I'm getting two checks or two statements or two reports.  What should I do?

Send the duplicate labels to the Company or Transfer Agent with a short note.

We go to Florida (Arizona) every winter. How do we get our mail from Adams Express?

The Transfer Agent can program a seasonal address into their system; simply send the temporary address and the dates you plan to be there to the Bank (check dividend payments dates).

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

The stock transfer rules, designed to protect you, the investor, are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to either the Company or the Transfer Agent stating the exact intent of your gift plans and either of us will send you the instructions and forms necessary to effect your transfer.

                               ------------------



The Company                                          The Transfer Agent
The Adams Express Company                            The Bank of New York
J.G. Whitney, Secretary                              Shareholder Relations Dept.
Seven St. Paul Street, Suite 1140                    101 Barclay Street, 11E
Baltimore, MD 21202                                  New York, NY 10007
(800) 638-2479                                       (800) 432-8224

                       DIVIDEND PAYMENT SCHEDULE AND THE
                      AUTOMATIC DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Company presently pays dividends four times a year, as follows: (a) Three interim investment income dividends on or about March, June and September 1st.
(b) A "year-end" payment consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31st, payable in late December. Stockholders may elect to receive this payment in stock or cash. In connection with this payment, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. The following options are available:

(1) Full shares of stock for the combined income dividend and capital gain distribution to the extent possible.

(2) Full shares of stock for the capital gain distribution to the extent possible. Fractional shares and the income dividend are paid in cash. Without a timely response, stockholders will be paid in accordance with this option.

(3) Both the income dividend and capital gain distribution in cash.

Stockholders holding shares in "street" or brokerage accounts may make one of the above elections by notifying their brokerage house representative.

Stockholders of record of Adams stock have two additional ways to increase their investment in the Company.

The Bank of New York's Automatic Dividend Reinvestment Plan provides that its participants' four distributions are automatically invested in additional shares of Adams common stock. New shares acquired are held on a book basis by the Bank.

Additionally, after the participants' first dividend is reinvested, they are eligible to make cash payments in any amount from $25.00.

The Bank provides participants with reinvestment confirmations after each dividend or cash payment. The Bank's fee for this service is 10% of the amount received up to a maximum of $2.50 for the interim dividend payments and cash payments. There is no charge for the "year-end" distribution.

The Bank's plan also provides for the deposit of certificate shares into the participant's "book share" account for a one-time charge of $5.00.

A brochure and enrollment card may be obtained by calling the Bank at (800) 432-8224 or by writing to:

                              The Bank of New York
                              Dividend Reinvestment
                                 P.O. Box 11258
                              Church Street Station
                               New York, NY 10277


                           -------------------------
                                  Common Stock
                     Listed on the New York Stock Exchange
                         and the Pacific Stock Exchange

              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                            101 Barclay Street, 11E
                               New York, NY 10007
          The Bank's Shareholder Relations Department: (800) 432-8224

         The Company Office Address: Seven St. Paul Street, Suite 1140,
                              Baltimore, MD 21202

         The Company Office Telephone: (410) 752-5900 or (800) 638-2479

                       Counsel: Chadbourne & Parke L.L.P.

               Independent Accountants: Coopers & Lybrand L.L.P.

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                                                                         Dividends    Distributions
                                                                                         From Net       From Net
                                                        Common          Net Asset       Investment      Realized
                                Value Of                Shares            Value           Income          Gains
Dec. 31                        Net Assets             Outstanding       Per Share        Per Share      Per Share
-------------------------------------------------------------------------------------------------------------------
1982                         $ 331,632,505            18,352,917          $18.07         $1.05           $1.20
1983                           369,991,754            19,204,021           19.27           .92             .81
1984                           364,880,744            20,320,139           17.96           .78            1.33
1985                           437,819,395            21,313,202           20.54           .72            1.20
1986                           468,344,507            24,004,882           19.51           .71            3.74
1987                           427,225,965            26,833,998           15.92           .78            2.66
1988                           455,825,580            28,295,508           16.11           .50            1.32
1989                           550,091,129            29,982,939           18.35           .70            1.36
1990                           529,482,769            31,479,340           16.82           .66            1.06
1991                           661,895,779            32,747,497           20.21           .54            1.09
1992                           696,924,779            34,026,625           20.48           .46            1.16
1993                           840,610,252            42,497,665           19.78           .45            1.18
1994                           798,297,600            44,389,990           17.98           .50            1.10
1995                           986,230,914            46,165,517           21.36           .52            1.14
1996                         1,138,760,396            48,036,528           23.71           .52            1.20


                                 --------------
                                   Stock Data
                                 --------------

                 Price (12/31/96)                                $19.75
                 Net Asset Value (12/31/96)                      $23.71
                 Discount:                                        16.7%

        New York Stock Exchange and Pacific Stock Exchange ticker symbol: ADX Newspaper stock listings are generally under the abbreviation: AdaEx

This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report.

20